UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BEYOND COMMERCE, INC.
(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

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	4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

BEYOND COMMERCE, INC.

3773 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89109

Tel: (702) 675-8022

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF BEYOND COMMERCE, INC.

May 17, 2022

To the Stockholders of Beyond Commerce, Inc.:

This Information Statement is first being mailed on or about May 6, 2022 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of Beyond Commerce, Inc., a Nevada corporation (the “Company”), Series A Preferred Stock, $0.001 par value per share of the Company (the “Series A Preferred Stock”), and Series B Preferred Stock, $0.001 par value per share of the Company (the “Series B Preferred Stock” and together with Series A Preferred Stock, the “Preferred Stock”) as of the close of business on April 20, 2022 (the “Record Date”), to inform the stockholders of an action already approved by written consent of the majority stockholders holding 53.25% of the voting equity. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposal will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

1.Action 1 – approval of changing the name of the Company from “Beyond Commerce, Inc.” to “Electric Built Holdings, Inc.” or similar available name (the “Name Change”) and applying for a new stock symbol  (the “Symbol Change”).

2.Action 2 – approval of filing an Amendment to the Articles of Incorporation, as amended (the “Articles or Incorporation”) with the Secretary of State of the State of Nevada (the “Secretary of State”) to effect the Name Change (the “Name Change Amendment”)

On April 20, 2022, the holders of a majority of the voting power of the Company’s outstanding capital stock, owning approximately 53.25% of the voting power, have acted by written consent in favor of the Name Change, the Symbol Change and the Name Change Amendment, described in greater detail in the Information Statement accompanying this notice. The Name Change, the Symbol Change and the Name Change Amendment were approved by the Company’s board of directors on April 14, 2022.

Pursuant to rules adopted by the Securities and Exchange Commission, copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm. This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the action described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the action described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

This Information Statement will serve as written notice to stockholders of the Company pursuant to Section 78.370 of the Nevada Revised Statutes.

By Order of the Board of Directors

Date: May 17, 2022	/s/Geordan Pursglove
Geordan Pursglove Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF BEYOND COMMERCE, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

BEYOND COMMERCE, INC.

3773 Howard Hughes Parkway, Suite 500

Las Vegas, NV 89109

Tel: (702) 990-3687

INFORMATION STATEMENT

May 17, 2022

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of April 20, 2022 (the “Record Date”) of common stock, par value $0.001 per share (the “Common Stock”), of Beyond Commerce, Inc., a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify the holders of our Common Stock and Preferred Stock of the following:

Action by Written Consent

The following actions were authorized by written consent of the holders of a majority of our outstanding voting stock:

1.Action 1 – approval of changing the name of the Company from “Beyond Commerce, Inc.” to “Electric Built Holdings, Inc.” or similar available name (the “Name Change”) and applying for a new stock symbol (the “Symbol Change”).

2.Action 2 – approval of filing an Amendment to the Articles of Incorporation, as amended (the “Articles or Incorporation”) with the Secretary of State of the State of Nevada (the “Secretary of State”) to effect the Name Change (the “Name Change Amendment”)

Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock and Preferred Stock on or about May 17, 2022.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF A CERTAIN ACTION TAKEN BY THE MAJORITY STOCKHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

Vote Required and Obtained

The Common Stock and the Preferred Stock are the only classes of outstanding voting stock of the Company. As of April 20, 2022, there were 15,022,261,148 shares of our Common Stock outstanding. On April 20, 2022, the following holders of shares of the Common Stock and shares of the Preferred Stock, representing 53.25% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the Name Change:

Name of Majority Stockholder	Number of Shares of Common Stock held	Number of Shares of Series A Preferred held	Number of Shares of Series B Preferred	Number of Votes held by Majority Stockholder	Number of Votes that Voted in favor of the action	Percentage of the Voting Equity that Voted in favor of the action
Peter Stazzone	133,902,874	0	6	2,136,871,027	2,136,871,027	6.40%
Geordan Pursglove	0	206.25	45	15,641,010,848	15,641,010,848	46.85
TOTAL	133,902,874	206.25	51	17,777,881,875	17,777,881,875	53.25%

ACTION NO. 1: APPROVAL OF THE NAME CHANGE AND THE SYMBOL CHANGE

This Information Statement contains a brief summary of the material aspects of the Name Change and the Symbol Change approved by the Majority Stockholders.

The Name Change and the Symbol Change will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about June 7, 2022.

GENERAL

Our Board of Directors (the "Board”) and the Majority Stockholders approved a resolution to change the name of the Company from “Beyond Commerce, Inc.” to “Electric Built Holdings, Inc.” or similar available name, and to apply for a new stock symbol that better reflects the Company’s new name.

PURPOSE AND MATERIAL EFFECTS OF THE NAME CHANGE AND SYMBOL CHANGE

On April 8, 2022, the Company entered into a letter of intent to acquire the business of Electric Built, Inc. In connection with and upon the closing of a definitive agreement for the acquisition of the business of Electric Built, Inc., the Board believes it would be in the best interests of the Company to change its name to a name that more closely aligns with the operations and direction of the Company.

Our Board believes that it is advisable and in the best interests of the Company and its stockholders to effect the Name Change and Symbol Change in order to improve the name recognition of the Company in relation to its business plan.

ACTION NO. 2: APPROVAL OF THE NAME CHANGE AMENDMENT

This Information Statement contains a brief summary of the material aspects of the Name Change Amendment approved by the Majority Stockholders.

The Name Change Amendment will become effective no sooner than the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about June 7, 2022.

GENERAL

Our Board and the Majority Stockholders approved a resolution to file an Amendment to the Articles of Incorporation, as amended (the “Articles of Incorporation”) with the Secretary of State of the State of Nevada (the “Secretary of State”) to reflect the Name Change (the “Name Change Amendment”).

PURPOSE AND MATERIAL EFFECTS OF THE NAME CHANGE AMENDMENT

Our Board believes that it is advisable and in the best interests of the Company and its stockholders to effect the Name Change Amendment.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes or in the Company’s Articles of Incorporation or Bylaws in connection with the proposed amendment to our Articles of Incorporation.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 25, 2022, certain information regarding beneficial ownership of our voting securities (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of any class of voting securities, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Beyond Commerce, Inc., 3773 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)	Percentage of Common Stock Owned (1)	Series A Preferred Stock Beneficially Owned (1)	Series A Percentage of Preferred Stock Owned (1)	Series B Preferred Stock Beneficially Owned (1)	Percentage of Series B Preferred Stock Owned (1)	Percentage of Voting Power (2)

Directors and Officers:

Geordan Pursglove (3)	-	-	206.2499	82.5%	45	88.2%	46.85%
Peter Stazzone	133,902,874	1%	-	-	6	11.8%	6.4%
Henry Gurley	-	-	-	-	-	-	-
Robert Honeyman	-	-	-	-	-	-	-

All officers and directors (4 persons)	133,902,874	1%	206.2499	82.5%	51	100%	53.25%

The 2GP Group, LLC (3)	-	-	206.2499	82.5%	-	-	5.94%
Fiona Oakley(4)	1,556,632	*	43.75	17.5%	-	-	0.01%

(1)

Applicable percentage ownership is based on 15,022,261,148 shares of common stock outstanding 249.9999 shares of Series A Preferred Stock, 51 shares of Series B Preferred Stock and 812,692 shares of Series C Preferred Stock issued and outstanding as of March 31, 2022. Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of March 31, 2022.

(2)

Represents the number of votes held on all matters submitted to a vote of our stockholders. As of March 31, 2022, we have 249.9999 shares of Series A Preferred Stock issued and outstanding, each entitled to 3,000,000 votes per share, =51 shares of Series B Preferred Stock and 812,692 shares of Series C Preferred Stock issued and outstanding. Each one (1) share of the Series B Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total number of votes of issued and outstanding shares of stock of the Company eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. Each share of Series C Preferred Stock is convertible into 100,000 shares of common stock and has voting rights on an as-converted basis, provided that the shareholder is prohibited from converting into a number of shares of common stock that exceeds 9.99% of the issued and outstanding common stock.

(3)

The shares of Series A Preferred Stock are held by The 2GP Group, LLC, an entity controlled by Mr. Geordan Pursglove, the Chief Executive Officer and Chairman of the Company. Each share of Series A Preferred Stock is convertible into 1,000,000 shares of common stock. Mr. Pursglove, managing member of The 2GP Group, LLC, holds sole voting and dispositive power over these shares. The address for The 2GP Group, LLC is 222 Yamato Road, Suite 260, Boca Raton, FL 33431.

(4)	The shares held by Fiona Oakley were gifted to her by our Former President and Chief Executive Officer.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Beyond Commerce, Inc., 3773 Howard Hughes Parkway, Suite 500 Las Vegas, NV 89109.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Beyond Commerce, Inc., 3773 Howard Hughes Parkway, Suite 500 Las Vegas, NV 89109. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the action, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

May 17, 2022	/s/ Geordan Pursglove
Geordan Pursglove, Chief Executive Officer